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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  SEPTEMBER 1, 2000
                                                  -----------------------------


                              GEOWORKS CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                       0-23926                  94-2920371
 --------------------------         ------------------       -------------------
(State of other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                   Number)             Identification No.)


    960 ATLANTIC AVENUE, ALAMEDA, CALIFORNIA             94501
    ----------------------------------------         ------------------
   (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code   (510) 814-1660
                                                    ----------------------------


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On September 1, 2000, Geoworks Corporation (the "Company"), issued and sold an aggregate of three hundred fifty-five thousand, five hundred fifty-six (355,556) shares of its common stock to two affiliated entities -- 350,312 shares to Integral Capital Partners V, L.P., a Delaware limited partnership, and 5,244 shares to Integral Capital Partners V, Side Fund, L.P., a Delaware limited partnership (collectively, "Integral"). The aggregate purchase price of the transaction was five million dollars ($5,000,000), or approximately $14 1/16th per share.

     As part of the transaction, the Company agreed to use its best efforts to file with the Securities and Exchange Commission (the "SEC"), a registration statement on Form S-3 (or any applicable replacement form) covering the resale of the shares sold to Integral. The Company undertook to file the registration statement no later than November 30, 2000, and, thereafter, to proceed as expeditiously as possible to cause such registration statement to be declared effective and qualified under other applicable securities laws. The Company also agreed to use its best efforts to keep the registration statement effective until the earlier of (i) two (2) years from the date it was declared effective by the SEC, (ii) the date that Integral or any permitted assignee no longer owned any securities that were the subject of the registration statement, or
(iii) the date on which all of such securities become freely transferable pursuant to subsection (k) of Rule 144.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits

         2.1 Stock Purchase Agreement, dated as of September 1, 2000, by and among Geoworks Corporation, Integral Capital Partners V, L.P., and Integral Capital Partners V, Side Fund, L.P.

         2.2 Registration Rights Agreement, dated as of September 1, 2000, by and among Geoworks Corporation, Integral Capital Partners V, L.P., and Integral Capital Partners V, Side Fund, L.P.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  September 14, 2000                          Geoworks Corporation


                                          By:      /s/ Stephen T. Baker
                                                   ----------------------------
                                                   Stephen T. Baker
                                                   Chief Financial Officer
                                                   (Duly Authorized Officer
                                                   and Principal Financial
                                                   Officer)

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                                 Exhibit Index

     2.1 Stock Purchase Agreement, dated as of September 1, 2000, by and among Geoworks Corporation, Integral Capital Partners V, L.P., and Integral Capital Partners V, Side Fund, L.P.

     2.2 Registration Rights Agreement, dated as of September 1, 2000, by and among Geoworks Corporation, Integral Capital Partners V, L.P., and Integral Capital Partners V, Side Fund, L.P.

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